Exhibit 10.1

EXECUTION VERSION

AGREEMENT REGARDING REVOLVING CREDIT COMMITMENT INCREASES AND FIRST AMENDMENT TO CREDIT AGREEMENT

                    THIS AGREEMENT REGARDING REVOLVING CREDIT COMMITMENT INCREASES AND FIRST AMENDMENT TO CREDIT AGREEMENT (this "Agreement") dated as of January 4, 2016, is executed by each of the Lenders a signatory hereto, MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"), SOVRAN SELF STORAGE, INC. ("Sovran") and SOVRAN ACQUISITION LIMITED PARTNERSHIP ("SALP"; and together with Sovran, each individually a "Borrower", and collectively, the "Borrowers").

                    WHEREAS, the Borrowers, the financial institutions from time to time party thereto as "Lenders", the Administrative Agent, and the other parties thereto, have entered into that certain Sixth Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

                    WHEREAS, pursuant to §2.11 of the Credit Agreement, the Borrowers have requested that the Total Revolving Credit Commitment be increased;

                    WHEREAS, each Increasing Lender (defined below) is willing to increase the amount of such Increasing Lender's Revolving Credit Commitment on the terms set forth herein; and

                    WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent desire to amend a certain provision of the Credit Agreement on the terms and conditions contained herein.

                     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                    Section 1.  Commitment Increases.  Upon the effectiveness of this Agreement (a) the Total Revolving Credit Commitment shall be $500,000,000.00, (b) the Borrowers and each Lender the amount of whose Revolving Credit Commitment is being increased in connection with this Agreement (an "Increasing Lender") acknowledge and agree that the amount of such Increasing Lender's Revolving Credit Commitment shall be increased to the amount set forth for such Increasing Lender on Schedule 1.1(A) attached hereto as such Lender's "Revolving Credit Commitment", (c) each Increasing Lender agrees to make the payments required to be made by such Increasing Lender under §2.11 of the Credit Agreement and (d) the parties hereto agree that Schedule 1.1(A) to the Credit Agreement is restated in its entirety to read as Schedule 1.1(A) attached hereto.

                    Section 2.  Specific Amendment to Credit Agreement.  Upon the effectiveness of this Agreement, the parties hereto agree that § 2.11(b) of the Credit Agreement is hereby amended by deleting therefrom the parenthetical which reads "(and assuming the full utilization of the increased Total Revolving Credit Commitment)".

                    Section 3.  Conditions Precedent.  The effectiveness of this Agreement, including without limitation, the increases of the Revolving Credit Commitments under the immediately preceding Section 1, is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

                                        (a)          a counterpart of this Agreement duly executed by the Borrowers, the Administrative Agent, each of the Increasing Lenders and the Required Lenders;

                                        (b)          Replacement Revolving Credit Notes executed by the Borrowers, payable to each Increasing Lender (other than any Increasing Lender that has notified the Administrative Agent that it does not wish to receive a replacement Revolving Credit Note) in the amount of such Increasing Lender's Revolving Credit Commitment, as applicable, set forth on Schedule 1.1(A) hereto;

                                        (c)          a Compliance Certificate in the form of Exhibit D-1 attached to the Credit Agreement, executed by the chief financial officer or treasurer of Sovran setting forth computations evidencing compliance with the covenants contained in §§10.1, 10.2, 10.3, 10.4, and 10.11 of the Credit Agreement as of the last day of the most recently ended fiscal quarter for which financial statements are available and determined on a pro forma basis after giving effect to the requested increase in the Total Revolving Credit Commitment, and, certifying that, both before and after giving effect to such requested increase in the Total Revolving Credit Commitment no Default or Event of Default exists or will exist under the Credit Agreement or any other Loan Document;

                                        (d)          an Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

                                        (e)          evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and the Increasing Lenders have been paid; and

                                        (f)          such other documents, instruments and agreements as the Administrative Agent may reasonably request.

                    Section 4.  Representations of Borrowers.  The Borrowers represent and warrant that (x) no Default or Event of Default shall be in existence immediately after giving effect to the increases in the Revolving Credit Commitments effected hereby and (y) each of the representations and warranties of the Borrowers and the Guarantors contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement shall be true immediately after giving effect to this Agreement (including the increases in the Revolving Credit Commitments effected hereby) except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

                    Section 5.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                    Section 6.  Counterparts.  This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement.

                    Section 7.  Headings.  Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

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                    Section 8.  Amendments; Waivers.  This Agreement may not be amended, changed, waived or modified except by a writing executed by each of the Increasing Lenders, the Administrative Agent, and the Borrowers.

                    Section 9.  Expenses.  The Borrowers shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including attorneys' fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.

                    Section 10.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                    Section 11.  Definitions.  Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

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                    IN WITNESS WHEREOF, the parties hereto have caused this Agreement Regarding Revolving Credit Commitment Increases and First Amendment to Credit Agreement to be executed as of the date first above written.

MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent and as a Lender By: /s/Susan Freed-Oestreicher Name: Susan Freed-Oestreicher Title: Vice President

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Sovran Self Storage, Inc. and Sovran Acquisition Limited Partnership
Agreement Regarding Revolving Credit Commitment Increases and First Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/Melissa E. LoBocchiaro Name: Melissa E. LoBocchiaro Title: Vice President

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Sovran Self Storage, Inc. and Sovran Acquisition Limited Partnership
Agreement Regarding Revolving Credit Commitment Increases and First Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/Thomas Matesich Name: Thomas Matesich Title: Senior Vice President, Market Manager

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Sovran Self Storage, Inc. and Sovran Acquisition Limited Partnership
Agreement Regarding Revolving Credit Commitment Increases and First Amendment to Credit Agreement

HSBC BANK USA NATIONAL ASSOCIATION, as a Lender By: /s/Ed Mielcarek Name: Ed Mielcarek Title: Vice President

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Sovran Self Storage, Inc. and Sovran Acquisition Limited Partnership
Agreement Regarding Revolving Credit Commitment Increases and First Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/Gregory J. Fedorko Name: Gregory J. Fedorko Title: Vice President

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Sovran Self Storage, Inc. and Sovran Acquisition Limited Partnership
Agreement Regarding Revolving Credit Commitment Increases and First Amendment to Credit Agreement

SUNTRUST BANK, as a Lender By: /s/Danny Stover Name: Danny Stover Title: First Vice President

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Sovran Self Storage, Inc. and Sovran Acquisition Limited Partnership
Agreement Regarding Revolving Credit Commitment Increases and First Amendment to Credit Agreement

BRANCH BANKING AND TRUST COMPANY, as a Lender By: /s/Brian Waldron Name: Brian Waldron Title: Assistant Vice President

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Sovran Self Storage, Inc. and Sovran Acquisition Limited Partnership
Agreement Regarding Revolving Credit Commitment Increases and First Amendment to Credit Agreement

FIRST NIAGARA BANK, N.A. as a Lender By: /s/Joseph A. Murphy Name: Joseph A. Murphy Title: Vice President

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Sovran Self Storage, Inc. and Sovran Acquisition Limited Partnership
Agreement Regarding Revolving Credit Commitment Increases and First Amendment to Credit Agreement

Acknowledged and Accepted as of the
date first written above.

SOVRAN SELF STORAGE, INC.

By:  /s/Andrew J. Gregoire
Name:   Andrew J. Gregoire
Title:     Chief Financial Officer

SOVRAN ACQUISITION LIMITED PARTNERSHIP

By:  Sovran Holdings, Inc., its general partner

          By:  /s/Andrew J. Gregoire
          Name:   Andrew J. Gregoire
          Title:     Chief Financial Officer

Sovran Self Storage, Inc. and Sovran Acquisition Limited Partnership
Agreement Regarding Revolving Credit Commitment Increases and First Amendment to Credit Agreement

SCHEDULE 1.1(A)

Lenders' Commitments

Lender	Revolving Credit Commitment	Revolving Credit Commitment Percentage	Term Commitment	Term Commitment Percentage
Wells Fargo Bank, National Association	$70,500,000	14.10000000%	$48,125,000	14.80769231%
Manufacturers and Traders Trust Company	$70,500,000	14.10000000%	$48,125,000	14.80769231%
U.S. Bank National Association	$68,000,000	13.60000000%	$42,875,000	13.19230769%
HSBC Bank USA, National Association	$68,000,000	13.60000000%	$42,875,000	13.19230769%
PNC Bank, National Association	$68,000,000	13.60000000%	$42,875,000	13.19230769%
SunTrust Bank	$68,000,000	13.60000000%	$42,875,000	13.19230769%
Branch Banking and Trust Company	$57,000,000	11.40000000%	$36,000,000	11.07692308%
First Niagara Bank, N.A.	$25,000,000	5.00000000%	$16,250,000	5.00000000%
Mega International Commercial Bank Co., Ltd. New York Branch	$5,000,000	1.00000000%	$5,000,000	1.53846154%
TOTAL:	$500,000,000	100%	$325,000,000	100%

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

                    THIS GUARANTOR ACKNOWLEDGEMENT dated as of January 4, 2016 (this "Acknowledgement") executed by each of the undersigned (the "Guarantors") in favor of MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"), and each "Lender" a party to the Credit Agreement referred to below (the "Lenders").

                    WHEREAS, Sovran Self Storage, Inc. ("Sovran") and Sovran Acquisition Limited Partnership ("SALP"; and together with Sovran, each individually a "Borrower", and collectively, the "Borrowers"), the Lenders, the Administrative Agent and certain other parties have entered into that certain Sixth Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

                    WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of December 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty") pursuant to which they guarantied, among other things, the Borrowers' obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

                    WHEREAS, the Borrowers, the Administrative Agent and certain Lenders are to enter into an Agreement Regarding Revolving Credit Commitment Increases and First Amendment to Credit Agreement dated as of the date hereof (the "Agreement"), to provide for increases in the amount of such Lenders' respective Commitment on the terms and conditions contained therein; and

                    WHEREAS, it is a condition precedent to the effectiveness of the Agreement that the Guarantors execute and deliver this Acknowledgement;

                    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

                    Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Agreement shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

                    Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                    Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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                    IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

SOVRAN HOLDINGS, INC. By: Name: Title:

LOCKE SOVRAN I L.L.C.
LOCKE SOVRAN II L.L.C.
SOVRAN CAMERON, LLC
SOVRAN CONGRESS, LLC
SOVRAN DEGAULLE, LLC
SOVRAN GRANBURY, LLC
SOVRAN GRAPEVINE, LLC
SOVRAN HUEBNER, LLC
SOVRAN JONES ROAD, LLC
SOVRAN LITTLE ROAD, LLC
SOVRAN MANCHESTER, LLC
SOVRAN MERAMAC, LLC
SOVRAN SEMINOLE, LLC
SOVRAN SHACKELFORD, LLC
SOVRAN WASHINGTON, LLC
THE LOCKE GROUP LLC
UNCLE BOB'S MANAGEMENT, LLC

By:  SOVRAN ACQUISITION LIMITED
PARTNERSHIP, its sole member

By: Sovran Holdings, Inc., its general partner By: Name: Title:

Sovran Self Storage, Inc. and Sovran Acquisition Limited Partnership
Agreement Regarding Revolving Credit Commitment Increases and First Amendment to Credit Agreement
Guarantor Acknowledgment